UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2025
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously reported, on May 23, 2025, the Bureau of Industry and Security (“BIS”), U.S. Department of Commerce, informed Cadence Design Systems, Inc. (“Cadence”) that a license was required for the export, re-export or in-country transfer of electronic design automation software and technology classified under Export Control Classification Numbers (ECCNs) 3D991 and 3E991 on the Commerce Control List (the “EDA Software and Technology”), when a party to the transaction is located in China or is a Chinese “military end user” wherever located.
On July 2, 2025, BIS informed Cadence that the license requirements set forth in the May 23, 2025 letter from BIS were rescinded effective immediately. Cadence is in the process of restoring access to EDA Software and Technology for its affected customers in accordance with these updated U.S. export regulations.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, including statements regarding restoring access to the EDA Software and Technology for affected customers. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) any difficulties that may be encountered in restoring access to the EDA Software and Technology to affected customers, including the possibility that affected customers may have obtained third-party replacements for Cadence’s EDA Software and Technology; (ii) the possibility of new license requirements and the uncertainty associated with the interpretation of license requirements; (iii) the possibility of further regulatory developments or other developments affecting trading relationships among China, the United States and other countries where Cadence does business; (iv) the uncertain impact that license requirements may have on Cadence’s customers or the semiconductor and electronics industries generally, and the resulting impact on Cadence; (v) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (vi) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (vii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (viii) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services; (ix) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (x) Cadence’s acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (xi) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; and (xii) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s other filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K and future filings.
All forward-looking statements in this report are based on management’s expectations as of the date of this report and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 3, 2025

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Marc Taxay
Marc Taxay
Senior Vice President, General Counsel and Corporate Secretary